RIVER CANYON TOTAL RETURN BOND FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated June 7, 2024

to the Prospectus, and Statement of Additional Information dated January 28, 2024

The following changes are being made to the Prospectus and Statement of Additional Information (“SAI”) of the River Canyon Total Return Bond Fund (the “Fund”):

The information appearing under the heading “Fund Summary – River Canyon Total Return Bond Fund – Buying and Selling Fund Shares – To Buy or Sell Shares” on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

River Canyon Total Return Bond Fund c/o The Northern Trust Company

P.O. Box 4766

Chicago, IL 60680-4766

Telephone: 800-245-0371 (toll free) or 312-557-0164

Effective June 5, 2024, the Board of Trustees of Advisers Investment Trust (the “Trust”) elected James R. Nash as Chief Compliance Officer and AML Officer of the Trust. The information with respect to the Chief Compliance Officer and AML Officer in the table listing each Officer of the Trust on page 34 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
James R. Nash Year of Birth: 1981	Chief Compliance Officer and AML Officer	Indefinite/ June 2024 to present	Director, ACA Group, 2022 to present; Managing Director, Foreside Fund Officer Services, LLC, 2016 to 2022.	N/A	N/A

[1]	The mailing address of Mr. Nash is 3 Canal Plaza, Suite 100, Portland, ME 04101.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.